Revenue	3 Months Ended
Mar. 31, 2018
Revenue from Contract with Customer [Abstract]
Revenue
Revenue
Revenue disaggregated by customer profile is as follows:

	Three months ended
	March 31, 2018	March 31, 2017
	(in thousands)

Top client	$65,818	$104,682
Clients 2-5	164,301	90,265
Clients 6-10	98,539	55,341
Clients 11-25	117,271	70,364
Other	174,196	111,302

Total	$620,125	$431,954

Trade accounts receivables and unbilled revenue are as follows:

	March 31, 2018	December 31, 2017
	(in thousands)
Contract assets:
Billed services (accounts receivable)	$403,893	$388,431
Unbilled services (unbilled revenue)	292,688	268,509
Trade accounts receivable and unbilled revenue	696,581	656,940
Allowance for doubtful accounts	(9,953)	(8,930)

Trade accounts receivable and unbilled revenue, net	$686,628	$648,010

Unbilled services and payments on account were as follows:

(in thousands, except percentages)	March 31, 2018	December 31, 2017	$ Change	% Change

Unbilled services (unbilled revenue)	$292,688	$268,509	$24,179	9.0%
Unearned revenue (payments on account)	(332,353)	(298,992)	(33,361)	11.2%

Net balance	$(39,665)	$(30,483)	$(9,182)	30.1%

Unbilled services as of March 31, 2018, increased by $24.2 million as compared to December 31, 2017. Adoption of ASC 606 as at January 1, 2018 resulted in a net reduction in unbilled revenue of $42 million. Unbilled services/revenue balances arise where invoicing or billing is based on the timing of agreed milestones related to service contracts for clinical research. Payments on account increased by $33.4 million over the same period resulting in a decrease of $9.2 million in the net balance of unbilled services and payments on account between December 31, 2017 and March 31, 2018. These fluctuations are primarily due to timing of payments and invoicing related to the Group's clinical trial management contracts.

The bad debt expense recognized on the Group's receivables and unbilled services was de minimis for the three months ended March 31, 2018.

As of March 31, 2018 approximately $4.9 billion of revenue is expected to be recognized in the future in respect of unrealized performance obligations. The Company expects to recognize revenue on approximately 40% of the unrealized performance obligation over the next 12 months, with the remainder recognized thereafter over the duration of the customer contracts.